                              PRIMUS GUARANTY, LTD.
                              STOCK INCENTIVE PLAN
                  (including amendments through April 25, 2003)

Section 1.  Purpose

     The Plan authorizes the Administrator to provide Employees, who are in a position to contribute to the long-term success of the Company or its subsidiaries, with Shares, Share Units, or Options to acquire Shares in the
Company. The Company believes that this incentive program will cause those persons to increase their interest in the welfare of the Company and its subsidiaries, and aid in attracting, retaining and motivating employees of outstanding ability.

Section 2.  Definitions

     Capitalized terms not otherwise defined herein shall have the meanings set forth in this Section.

     (a)   "Administrator" shall mean the Chief Executive Officer of the
Company, and, with respect to all determinations relating to awards granted to the Chief Executive Officer, shall mean the Compensation Committee.

     (b)   "Bonus Plan" shall mean the Company's Annual Performance Bonus Plan, as the same may be amended from time to time.

     (c)   "Cause" shall have the meaning ascribed thereto in any employment agreement between the Company or any of its subsidiaries and the Grantee, or, if there is no employment agreement or if any such employment agreement does not contain a definition of "cause", then Cause shall mean a finding by the
Administrator that the Grantee has (i) been charged with a felony or a crime involving moral turpitude, (ii) committed an act of fraud or embezzlement against the Company or its subsidiaries, (iii) failed, refused or neglected to substantially perform his duties (other than by reason of a physical or mental impairment) or to implement the directives of the Company, or (iv) willfully engaged in conduct that is materially injurious to the Company, monetarily or otherwise.

     (d)   "Company" shall mean Primus Guaranty, Ltd., a corporation organized under the laws of Bermuda.

     (e)   "Compensation Committee" means the Compensation Committee of the
Board of Directors of the Company.

     (f)   "Disability" shall have the meaning ascribed thereto in any employment agreement between the Company or any subsidiary of the Company and the Grantee, or, if there is no employment agreement or if any such employment agreement does not contain a definition of "disability", then Disability shall mean the Grantee's inability, by reason of a physical or

mental impairment, to substantially perform his job functions for a period of six consecutive months.

     (g)   "Employee" shall mean any person or entity that is providing, or has agreed to provide, services to the Company or a subsidiary of the Company, whether as an employee, director or independent contractor.

     (h)   "Fair Market Value" of a Share on any given date shall be determined in good faith by the Administrator, taking into account such factors as the
Administrator determines are appropriate.

     (i)   "Forfeiture" means the right of the Company or any of its affiliates to acquire Shares issued under the Plan upon a Grantee's termination of employment with the Company and its subsidiaries at a price per Share that is less than Fair Market Value, or, in the case of Share Units, the forfeiture by the Grantee of the right to receive Shares at a future date or upon the occurrence of a future event, in each case as set forth in a Grant Certificate.

     (j)   "Grant Certificate" shall mean a certificate accepted by the Grantee, or other written agreement between the Company and the Grantee, evidencing the grant of an Option, Share Unit or Shares hereunder and containing such terms and conditions, not inconsistent with the Plan, as the Administrator shall approve.

     (k)   "Grantee" shall mean an Employee granted an Option, Share Units or
Shares under the Plan.

     (l)   "IPO" shall mean consummation of an underwritten registered initial public offering of the Company's Shares.

     (m)   "ISO" shall mean any Option or portion thereof that is designated in a Grant Certificate as an ISO and meets the requirements of an incentive stock option under Section 422 of the Internal Revenue Code of 1986.

     (n)   "Nonqualified Option" shall mean any Option or portion thereof that either is designated by the Administrator as such or is otherwise not an ISO.

     (o)   "Options" shall refer to options issued under and subject to the
Plan.

     (p)   "Plan" shall mean the Primus Guaranty, Ltd. Stock Incentive Plan as set forth herein and as amended from time to time.

     (q)   "Retirement" shall mean the termination of a Grantee's employment with the Company and its subsidiaries that is approved by the Administrator and occurs on or after the Grantee's attainment of age 62.

     (r)   "Sale" shall mean the sale of the Company (whether by merger, consolidation, recapitalization, reorganization, sale of securities, sale of assets or otherwise) in one transaction or a series of related transactions to a person or entity, pursuant to which such person or entity (together with its affiliates) acquires (i) securities representing at least 50% of the value or a majority of the voting power (with respect to any matter) of all securities of the Company, assuming the conversion, exchange or exercise of all securities convertible, exchangeable or exercisable for or into voting securities, or (ii)
at least 50% of the Company's consolidated assets; provided that a Sale will not be deemed to have occurred by reason of a primary issuance of securities by the
Company in a financing transaction.

     (s)   "Share" shall mean a common share, par value $.01, of the Company.

     (t)   "Share Units" shall have the meaning set forth in Section 6(e).

     (u)   "Unvested Shares" shall refer to Shares issued under and subject to the Plan that are subject to Forfeiture, except where such Forfeiture can occur only upon a termination of employment for Cause.

Section 3.  Shares Available under the Plan

     The total number of Shares underlying Options and Share Units granted under the Plan plus the total number of Shares awarded under the Plan other than pursuant the exercise of Options or maturity of Share Units shall not exceed the sum of 11,149,213, plus the number of Shares or Share Units awarded to Employees outside of the Plan, up to a maximum of 4,700,000, that are forfeited or reacquired by the Company at a price less than the Fair Market Value thereof upon such Employee's termination of employment with the Company and its subsidiaries (the "Plan Limit"). If Options or Share Units are forfeited, cancelled or terminate unexercised for any reason, or if Shares awarded under the Plan are reacquired by the Company pursuant to a Forfeiture, then the Shares subject to such Options and Share Units and such reacquired Shares shall be added back to the Plan Limit. The Plan Limit shall not apply to any Unvested
Shares or Share Units granted under the Plan pursuant to awards made under the
Bonus Plan, and such Share Units that are forfeited or Unvested Shares that are reacquired by the Company pursuant to a Forfeiture shall not increase the Plan
Limit.

Section 4.  Administration of the Plan

     (a) Authority of the Administrator. The Plan shall be administered by the
Administrator. The Administrator shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

          (i) to select the Employees to whom Options, Shares and Share Units may be granted, and the number of Shares relating thereto;

          (ii) to determine the terms and conditions of any Option granted under the Plan, including the exercise price, conditions relating to exercise, and termination of the right to exercise;

          (iii) to determine the conditions relating to the Forfeiture of
     Unvested Shares or Share Units;

          (iv) to determine whether any Option shall be an ISO or a Nonqualified
     Option;

          (v) to determine the restrictions or conditions related to the delivery, holding and disposition of Shares issued under the Plan;

          (vi) to prescribe the form of each Grant Certificate;

          (vii) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Administrator may deem necessary or advisable to administer the Plan;

          (viii) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any
     Grant Certificate or other instrument hereunder; and

          (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Administrator may deem necessary or advisable for the administration of the Plan.

Notwithstanding anything contained herein to the contrary, all determinations made under the Plan by the Administrator shall be subject to the approval of the
Compensation Committee, and the Administrator shall seek such approval, except where the Compensation Committee has determined that such approval is not necessary.

     (b) Manner of Exercise of Administrator Authority. Any action of the
Administrator with respect to the Plan that has been approved by the
Compensation Committee (to the extent required) shall be final, conclusive and binding on all persons, including the Company, subsidiaries of the Company,
Grantees, or any person claiming any rights under the Plan from or through any
Grantee, except to the extent the Administrator may subsequently modify, or take further action not consistent with, its prior action. If not specified in the
Plan, the time at which the Administrator must or may make any determination shall be determined by the Administrator, and any such determination may thereafter be modified by the Administrator (subject to Section 11). The express grant of any specific power to the Administrator, and the taking of any action by the Administrator, shall not be construed as limiting any power or authority of the Administrator. The Administrator may delegate to officers or managers of the Company or any subsidiary of the Company the authority, subject to such terms as the

Administrator shall determine, to perform such functions as the Administrator may determine, to the extent permitted under applicable law.

     (c) Limitation of Liability. The Administrator and the Compensation
Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to it by any officer or other employee of the
Company or any of its subsidiaries, the Company's independent certified public accountants or any executive compensation consultant, legal counsel or other professional retained by the Company to assist in the administration of the
Plan. To the fullest extent permitted by applicable law, neither the
Administrator, any member of the Compensation Committee, nor any officer or employee of the Company acting on their behalf, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and the Administrator, each member of the Compensation
Committee and any officer or employee of the Company acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the
Company with respect to any such action, determination or interpretation.

Section 5.  Terms Relating to Options.

     (a) Generally. Options granted under the Plan shall be subject to the terms of the Plan and such other terms as the Administrator shall set forth in a Grant
Certificate. Unless otherwise determined by the Administrator and set forth in a
Grant Certificate:

          (i) Vesting. Options shall vest in four equal installments on the first, second, third and fourth anniversaries of the date of grant.

          (ii) Exercise Price. The exercise price per Share shall be the Fair
     Market Value of a Share on the date of grant of the Option.

          (iii) Termination of Options. Upon the Grantee's termination of employment with the Company and its subsidiaries for any reason, Options that are not then vested and exercisable (after taking into account any accelerated vesting pursuant to Section 9) shall immediately terminate.
     Options that are vested and exercisable (after taking into account any accelerated vesting pursuant to Section 9) shall generally remain exercisable until, and terminate upon, the 91st day following such termination of employment; provided, however, that (i) if such termination is for Cause, the Options will terminate immediately, and (ii) if such termination is on account of death, Disability or Retirement, the Options will remain exercisable until, and terminate upon, the first anniversary of such termination. In any event, each Option will terminate upon the tenth anniversary of the date of grant, or such earlier time as may be provided by action of the Administrator pursuant to Section 7.

          (iv) Tax Status. Each Option shall be a Nonqualified Option.

     (b) Exercise of Options. Only the vested portion of any Option may be exercised. A Grantee shall exercise an Option by delivery of written notice to the Company

setting forth the number of Shares with respect to which the Option is to be exercised, together with a certified check or bank draft payable to the order of the Company for an amount equal to the sum of the exercise price for such Shares and any employment tax required to be withheld. The Administrator may, in its sole discretion, permit other forms of payment, including notes or other contractual obligations of a Grantee to make payment on a deferred basis. Before the Company issues any Shares to a Grantee pursuant to the exercise of an
Option, the Company shall have the right to require that the Grantee make such provision, or furnish the Company such authorization, necessary or desirable so that the Company may satisfy its obligation under applicable income tax laws to withhold for income or other taxes due upon or incident to such exercise. The
Administrator, may, in its discretion, permit such withholding obligation to be satisfied through the withholding of Shares that would otherwise be delivered upon exercise of the Option.

     (c) Transferability. No Option may be sold, transferred, assigned, pledged or otherwise encumbered, except by will or the laws of descent and distribution, and an Option shall be exercisable during the Grantee's lifetime only by the
Grantee. Upon a Grantee's death, the estate or other beneficiary of such deceased Grantee shall be subject to all the terms and conditions of the Plan and Grant Certificate, including the provisions relating to the termination of the right to exercise the Option.

     (d) Option Grant Guidelines. Beginning in 2003, the number of Shares subject to Option grants in a particular year will be targeted at 1% of the total outstanding Shares. Option awards will be concentrated among a small number of key employees who, in the opinion of the Administrator, are likely to make the greatest contribution to the creation of shareholder value over the vesting period.

Section 6.  Terms Relating to Awards of Shares and Share Units.

     (a) Grant and Restrictions. The Administrator may award Shares that either are or are not subject to vesting. Unvested Shares shall be subject to such restrictions on transferability and other restrictions as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the
Administrator may determine. Except to the extent restricted under the terms of the Plan and any Grant Certificate, a Grantee awarded Unvested Shares shall have all of the rights of a shareholder including, without limitation, the right to vote Unvested Shares or the right to receive dividends thereon. The
Administrator may require the Grantee to pay (in cash or such other form as determined by the Administrator) for Shares at a price per Share up to the Fair
Market Value thereof. The grant of Shares or the lapse of restrictions on
Unvested Shares shall be conditional on the Grantee's satisfaction of any withholding tax obligation that arises in connection therewith.

     (b) Forfeiture. Except as otherwise determined by the Administrator, upon termination of employment or service (as determined under criteria established by the Administrator) during the applicable restriction period, Unvested Shares that are at that time

subject to Forfeiture shall be reacquired by the Company or its subsidiaries for such consideration as determined by the Administrator and set forth in a Grant
Certificate; provided, however, that the Administrator may provide in any Grant
Certificate, or may determine in any individual case, that restrictions or
Forfeiture conditions relating to Unvested Shares will be waived in whole or in part in the event of termination resulting from specified causes.

     (c) Dividends. Any dividends paid on Unvested Shares shall be either paid at the dividend payment date in cash or in Unvested Shares having a Fair Market
Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Unvested Shares, other Awards, or other investment vehicles, as the
Administrator shall determine or permit the Grantee to elect. Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of
Forfeiture to the same extent as the Unvested Shares with respect to which such stock or other property has been distributed, unless otherwise determined by the
Administrator.

     (d) Bonus Plan Awards. The non-cash portion of an award under the Bonus
Plan shall be awarded under this Plan as Unvested Shares, all of which Shares shall subject to Forfeiture upon a Grantee's termination of employment with the
Company and its subsidiaries for any reason prior to the first anniversary of the date the Shares are awarded, two-thirds of which shall be subject to
Forfeiture upon any such termination on or after such first anniversary, but prior to the second anniversary of the date of grant, and one-third of which shall be subject to Forfeiture upon any such termination on or after such second anniversary, but prior to the third anniversary of the date of grant, except as otherwise provided in an employment agreement between the Grantee and the
Company or its subsidiaries.

     (e) Share Units. In lieu of awarding Shares under the foregoing provisions of this Section 6 (including Section 6(d)) , the Administrator may award "Share
Units", which represent the right of the Grantee to receive delivery of a specified number of Shares at a future date or upon the occurrence of a future event as specified by the Administrator, subject to satisfaction by the Grantee of the same vesting conditions that would have been imposed had the award been in the form of Unvested Shares. The Grantee shall have no rights or obligations as a shareholder unless and until Shares are actually delivered upon maturity of the Share Unit award.

Section 7.  Adjustment Upon Changes in Capitalization

         In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, incorporation, spin-off, combination, repurchase, exchange of Shares or other securities, dividend or distribution of
Shares or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, sale or purchase of assets or other similar transactions or events, affects the
Shares such that an adjustment is, in the sole discretion of the Administrator, appropriate in order to prevent dilution or enlargement of the rights of
Grantees under the Plan, then the Administrator shall equitably adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of awards under Section 3, (ii) the number and kind of securities subject to Unvested Shares, Share Units or outstanding Options, and (iii) the exercise price per Share. In addition, the Administrator is authorized to make adjustments in the terms and conditions of, and the criteria included in,
Unvested Shares, Share Units or Options (including, without limitation, cancellation of Options and Share Units in exchange for the intrinsic (i.e., in-the-money) value, if any, of the vested portion thereof, or substitution of
Unvested Shares, Share Units or Options using securities or other obligations of a successor or other entity) in recognition of unusual or nonrecurring events
(including, without limitation, a Sale or an event described in the preceding sentence) affecting the Company or any subsidiary of the Company or the financial statements of the Company or any subsidiary of the Company, or in response to changes in applicable laws, regulations, or accounting principles.

Section 8.  Restrictions on Shares.

     (a)   Restrictions on Issuing Shares. No Shares shall be issued or transferred to an Employee under the Plan unless and until all applicable legal requirements have been complied with to the satisfaction of the Administrator.
The Administrator shall have the right to condition the award or delivery of
Shares or exercise of any Option on the Grantee's undertaking in writing to comply with such restrictions on any subsequent disposition of the Shares issued or transferred thereunder as the Administrator shall deem necessary or advisable as a result of any applicable law, regulation, official interpretation thereof, or any underwriting agreement.

     (b)   Repurchase Right. Unless otherwise provided in an employment agreement between the Company or any of its subsidiaries and the Grantee, the
Company shall have the right (but not the obligation) to repurchase any or all of the Shares acquired by a Grantee under the Plan upon a Grantee's termination of employment with the Company and its subsidiaries for any reason. Such right shall be exercisable by the Company during the 90 day period following the later of the date of termination or the date the Grantee acquires the Shares, or such longer period as may be necessary so that the exercise of such right does not give rise to a compensation expense pursuant to Accounting Principles Board
Opinion 25 (or any successor thereto). The price per Share to be paid by the
Company should it choose to exercise its repurchase right shall equal the Fair
Market Value per Share; provided, however, that if the reason for the Grantee's termination of employment constitutes Cause, then the price per Share to be paid by the Company shall equal the lesser of the price per Share paid by the Grantee
(if any), or the Fair Market Value per Share. The Company's repurchase right shall lapse upon an IPO, except where such repurchase right arises by reason of the Grantee's termination of employment for Cause.

     (c)   Shareholders' Agreement. As a condition to the grant of an Option,
Shares or Share Units, or as a condition to the delivery of any Share pursuant to a Share Unit or upon exercise of an Option, the Administrator shall have the right to require that the Grantee become a party to the Primus Guaranty, Ltd.
Shareholders' Agreement, dated March 14, 2002, as the same may be amended from time to time.

     (d)   Transfer of ISO Shares. The Grantee shall notify the Company of any transfer of Shares that were acquired upon exercise of an ISO that occurs within one year of such exercise or two years of the date the ISO was granted.

     (e)   Certificates for Shares. Shares issued under the Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing Shares are registered in the name of a Grantee, such certificates may bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Shares, and the Company may retain physical possession of the certificates, in which case the Grantee shall be required to have delivered a power of transfer to the Company, endorsed in blank, relating to the Shares.

Section 9.   Acceleration of Vesting.

         All Options, Share Units and Unvested Shares held by a Grantee shall become (i) fully vested upon a termination of the Grantee's employment with the
Company and its subsidiaries by reason of the Grantee's death, Disability or
Retirement, (ii) fully vested immediately prior to a Sale, and (iii) vested as to 50% of the Shares not then vested upon an IPO.

Section 10.       General Provisions

     (a)   Each Option, Share Unit and Share grant shall be evidenced by a Grant
Certificate. The terms and provisions of such certificates may vary among
Grantees and among different Options, Share Units and Shares granted to the same
Grantee.

     (b)   The grant of an Option, Share Unit or Shares in any year shall not give the Grantee any right to similar grants in future years, any right to continue such Grantee's employment relationship with the Company or its subsidiaries (for the applicable vesting period or otherwise), or, until Shares are issued pursuant to the exercise of an Option or maturity of a Share Unit, any rights as a shareholder of the Company. All Grantees shall remain subject to discharge to the same extent as if the Plan were not in effect. For purposes of the Plan, a sale of any subsidiary of the Company that employs a Grantee shall be treated as the termination of such Grantee's employment unless such Grantee remains employed by the Company or another subsidiary of the Company.

     (c)   No Grantee, and no beneficiary or other persons claiming under or through the Grantee, shall have any right, title or interest by reason of any award under the Plan to any particular assets of the Company or subsidiaries of the Company, or any Shares allocated or reserved for the purposes of the Plan or subject to any award except as set forth herein. The Company shall not be required to establish any fund or make any other segregation of assets to assure satisfaction of the Company's obligations under the Plan.

Section 11.       Effective Date; Amendment or Termination

         The Plan shall be effective upon its adoption by the Board of Directors of the Company. The Administrator may, at any time, alter, amend, suspend, discontinue or terminate the Plan;

provided, however, that no such action shall adversely affect the rights of
Grantees with respect to Options, Share Units or Shares previously granted hereunder. The Administrator shall also have the authority to establish separate sub-plans under the Plan with respect to Grantees resident in a particular jurisdiction (the terms of which shall not be inconsistent with those of the
Plan) if necessary or desirable to comply with the applicable laws of such jurisdiction.

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